EXHIBIT 31.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002
I, Joseph G. McCormack, certify that:
1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of Sparton Corporation;
2. Based on my knowledge, this Amendment No. 1 does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Amendment No. 1.
Date: September 14, 2015

/s/ Joseph G. McCormack

Joseph G. McCormack
Senior Vice President and Chief Financial Officer